AEW GLOBAL FOCUSED REAL ESTATE FUND
(THE “FUND”)
Supplement dated March 4, 2022 to the Summary Prospectus and Prospectus each dated June 1, 2021, as may be revised or supplemented from time to time, for the Fund:
Effective immediately, the paragraph below is added as the last paragraph under the sub‑section “Principal Investment Strategies” in the section “Investments, Risks and Performance” in the section “Fund Summary” and under the sub‑section “Principal Investment Strategies” in the section “More About Goals and Strategies” for the Fund:
ESG: AEW seeks to identify environmental, social, and governance (“ESG”) factors that it believes are most relevant to real estate investments in the Fund’s investable universe. ESG factors may include, among other things, the environmental performance of buildings, diversity, equity and inclusion policies, corporate giving, and Board diversity. AEW incorporates insights from fundamental research and company meetings alongside third party data and ESG data sourced directly from the issuer into a proprietary ESG risk score, which is an input into AEW’s securities valuation analysis. While AEW considers ESG factors in all buy and sell decisions for the Fund, the ESG profile of an investment will not be prioritized over other considerations in AEW’s investment selection process.
Effective immediately, the paragraph below is amended and restated as follows under the sub‑section “More About Risks” in the section “More About Goals and Strategies” for the Fund:
Market/Issuer Risk
The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon political, regulatory, market, economic, and social conditions, as well as developments that impact specific economic sectors, industries, or segments of the market, including conditions that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services. The Fund is subject to the risk that geopolitical events will adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on global economies and markets. Likewise, natural and environmental disasters and epidemics or pandemics may be highly disruptive to economies and markets. Risks relating to ESG factors may impact the performance of securities in which the Fund invests.